UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 12, 2009

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Wal-Mart Stores, Inc. is furnishing this Current Report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release (the “Press Release”) that we will issue on November 12, 2009. The Press Release will disclose information regarding our results of operations and financial condition as of, and for the three-month period ended, October 31, 2009 (the “FY2010 Third Quarter”) and for the nine-month period ended October 31, 2009.

The Press Release provides information regarding certain financial measures that may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. Those financial measures include:

•

(i) Our net sales for the FY2010 Third Quarter, (ii) our International operating segment’s net sales and segment operating income for the FY2010 Third Quarter and (iii) the increases in our net sales and our International segment’s net sales and segment operating income for the FY2010 Third Quarter over our net sales and our International segment’s net sales and segment operating income, respectively, for the three months ended October 31, 2008 (the “FY2009 Third Quarter”), calculated on a constant currency basis. We also state in the Press Release, without providing any numerical measures, that we have delivered year-over-year growth of our net sales and diluted earnings per share from continuing operations attributable to Wal-Mart Stores, Inc. calculated on a constant currency basis. Results for any fiscal period calculated on a constant currency basis are calculated by converting the results of our International segment’s operations for that fiscal period as stated in the local currencies in which we operate in countries other than the United States into an equivalent amount of U.S. dollars using the currency exchange rates that were used to convert the similar results of our International segment’s operations for the corresponding prior year fiscal period into U.S. dollars for purposes of reporting those results in our consolidated financial statements. The financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP”) that are most directly comparable to such measures are (i) our net sales as reported in our Condensed Consolidated Statements of Income for the three months ended October 31, 2009, (ii) our International operating segment’s net sales and segment operating income computed in accordance with GAAP as reflected in our net sales and our operating income as reported in our Condensed Consolidated Statements of Income for the three months ended October 31, 2009, (iii) the increases in our net sales and our International segment’s net sales and segment operating income for the FY2010 Third Quarter over our net sales and our International segment’s net sales and segment operating income, respectively, for the FY2009 Third Quarter calculated using our net sales as reported in, and our International segment’s net sales and segment operating income as reflected in, our Condensed Consolidated Statements of

Income for the three months ended October 31, 2009 and 2008, and (iv) the increase or decrease of our net sales or our earnings per share from continuing operations attributable to Wal-Mart Stores, Inc., as the case may be, calculated using our net sales or our diluted earnings per share from continuing operations attributable to Wal-Mart Stores, Inc. as reflected in our Consolidated Statements of Income or Condensed Consolidated Statements of Income for the pertinent fiscal periods.

•

Our total U.S. comparable store sales and our Sam’s Club operating segment’s comparable store sales for the thirteen weeks and thirty-nine weeks ended October 30, 2009 and October 31, 2008 calculated excluding the fuel sales of our Sam’s Club segment for such periods. The financial measure calculated and presented using amounts calculated in accordance with GAAP that is most directly comparable to our comparable store sales for those periods calculated excluding such fuel sales are our comparable store sales calculated including the fuel sales of our Sam’s Club segment.

Our management believes that presentation of the non-GAAP financial measures discussed above provides useful information to investors regarding our results of operations and financial condition as to the periods for which they are presented for the following reasons:

•

We are required to convert our International segment’s operating results as stated in local currencies into U.S. dollars for purposes of reporting our results of operations in accordance with GAAP. Period over period comparisons of our operating results can be affected by the differences between currency exchange rates in the prior fiscal period to which the comparison is made and the currency exchange rates in the current fiscal period as reflected in our operating results reported in U.S. dollars, making an investor’s assessment of the underlying performance of our International segment and its effect on total company underlying performance for the current fiscal period more difficult. The presentation of our net sales, our International operating segment’s net sales and segment operating income for the current fiscal period calculated on a constant currency basis and the period over period increases or decreases in those items and our diluted earnings per share from continuing operations attributable to Wal-Mart Stores, Inc. calculated on a constant currency basis permits investors to understand important aspects of the underlying performance of our International operating segment in the current fiscal period without the effect of any fluctuations in applicable currency exchange rates occurring since the corresponding fiscal period of the immediately preceding fiscal year and how that performance would have affected our net sales in the current fiscal period and the period over period increase or decrease of our net sales and diluted earnings per share from continuing operations attributable to Wal-Mart Stores, Inc. had currency exchange rates remained constant since the corresponding fiscal period of the immediately preceding fiscal year.

•	Our comparable store sales excluding the fuel sales at our Sam’s Club segment permits investors to understand the effect of such fuel sales on our comparable store sales for the periods presented.

The Press Release provides information reconciling each non-GAAP financial measure for which numerical information is provided to the most directly comparable financial measure calculated and presented in accordance with GAAP. The Press Release also includes discussion of our free cash flow, another non-GAAP financial measure, for the nine months ended October 31, 2009 and 2008. A reconciliation of our free cash flow to our net cash from operating activities, which we believe to be the most directly comparable GAAP financial measure, for such periods, and a statement of why our management believes the presentation of information regarding our free cash flow provides useful information to investors regarding our results of operations and financial condition are contained in the Press Release.

Item 9.01.	Financial Statements and Exhibits.

A copy of the Press Release being furnished pursuant to the foregoing Item 2.02 is included herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2009

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
	Name:	Charles M. Holley, Jr.
	Title:	Executive Vice President, Finance and Treasurer